UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) January 26, 2004



                               Globix Corporation
             (Exact name of registrant as specified in its charter)



            Delaware                 1-14168                  13-3781263
(State or other jurisdiction of    (Commission               (IRS Employer
 incorporation) File Number)                              Identification No.)


       139 Centre Street, New York, New York                     10013
     (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code (212) 334-8500


          (Former name or former address, if changed since last report)

Form 8-K, Current Report
Globix Corporation
Commission File No. 001-14168



Item 5.  Other Events.
         ------------

         On January 26, 2004, Globix Corporation announced that it commenced a tender offer for up to $40,274,000 principal amount of its outstanding 11% Senior Notes Due 2008, payable in cash at par value plus accrued interest. Copies of the documents related to the tender offer are attached hereto. A copy of the press release announcing the commencement of the offer, dated January 26, 2004 is also attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibits.

10.1 Offer to Purchase for Cash Up to $40,274,000 in Principal Amount of the Outstanding 11% Senior Notes Due 2008 of Globix Corporation, dated January 26, 2004.

10.2      Form Option of Holder to Elect Purchase

10.3      Form Letter of Transmittal

10.4      Letter to Registered Holders

99.1      Press Release, dated January 26, 2004




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 26, 2004

                                             Globix Corporation

                                             By: /s/ Robert M. Dennerlein
                                                 ----------------------------
                                                   Robert M. Dennerlein
                                                   Chief Financial Officer